UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2006

THQ INC.

(Exact name of registrant as specified in charter)

Delaware	0-18813	13-3541686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

29903 Agoura Road
Agoura Hills,
California		91301
(Address of principal executive offices)		(Zip Code)

(818) 871-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance & Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 8, 2006, the Board of Directors of THQ Inc. (“THQ”) adopted a resolution changing THQ’s fiscal year from the period ending March 31 in each year to a 52/53-week period ending on the Saturday nearest March 31 of each year. The first three fiscal quarters in each year will end on the last Saturday of each quarterly period. The fourth fiscal quarter in each year, and the fiscal year, will end on the Saturday closest to March 31. The change in fiscal year is effective for the current Fiscal Year 2007 that began on April 1, 2006. There will be no transition period for the change in fiscal year end.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

	By:	/s/ Edward K. Zinser,
Date: May 11, 2006		Edward K. Zinser,
Executive Vice President and Chief Financial Officer